UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 21, 2008
SCHERING-PLOUGH CORPORATION
(Exact Name of Registrant as Specified in its Charter)

New Jersey (State or Other Jurisdiction of Incorporation)	1-6571 (Commission File Number)	22-1918501 (IRS Employer Identification Number)
2000 Galloping Hill Road
Kenilworth, NJ 07033
(Address of Principal Executive Office)
Registrant’s telephone number, including area code: (908) 298-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

     Schering-Plough is filing an amendment to its 8-K filed earlier today to furnish, as Exhibit 99.4., a press release issued by The University of Oxford Clinical Trial Service Unit and Epidemiological Studies Unit titled “Independent Analyses of the SEAS, SHARP and IMPROVE-IT Studies of Ezetimibe.” The exhibit was omitted from the 8-K filed earlier today due to technical difficulties.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

     99.4 Press release dated July 21, 2008 titled “Independent Analyses of the SEAS, SHARP and IMPROVE-IT Studies of Ezetimibe”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Schering-Plough Corporation

By:	/s/ Steven H. Koehler
Steven H. Koehler
Vice President and Controller
Date: July 21, 2008

Exhibit Index

Exhibit
Number	Description

99.4	Press release dated July, 2008 titled “Independent Analysis of the SEAS, SHARP and IMPROVE-IT studies of Ezetimibe”